PRESIDENT'S MESSAGE

ECONOMIC AND MARKET OUTLOOK

FUNDS' INVESTMENT HIGHLIGHTS

FUNDS' PORTFOLIOS

FINANCIAL INFORMATION
     INDEPENDENT PUBLIC ACCOUNTANTS' REPORT
     FINANCIAL STATEMENTS
     FINANCIAL HIGHLIGHTS
     NOTES TO FINANCIAL STATEMENTS

                              PRESIDENT'S MESSAGE

[PHOTO, WILLIAM PAPESH, PRESIDENT, COMPOSITE FUNDS]

  Composite Group's equity funds provided positive results for the year ended October 31, 1995, with returns to Class A shareholders ranging from 20% to 26% before sales charges. As our original fund - Composite Bond & Stock Fund - is among the oldest in the U.S., we've gained some valuable perspectives on investing. And one of those tells us that while shorter-range positive performance is always welcome, it is the potential for long-term growth during the inevitable periods of market fluctuation that is most important.
  Regardless of your own objectives, we believe our three funds provide a sound foundation for investors with long-term time horizons. That viewpoint is likely to be particularly necessary as we look to the future.
  The growth of the mutual fund industry over the past several years has been nothing short of spectacular. Two factors are primarily responsible for this unprecedented achievement. First, the increased recognition of the long-term opportunities presented by the financial markets. And second, a greater awareness of the benefits of professionally managed and diversified portfolios of securities designed to meet a variety of investment objectives. But as the mutual fund industry has prospered, investors find themselves presented with the challenge of choosing among some 6,000 funds for those which most closely match their own investment objectives and risk tolerances.
  Identifying appropriate investment opportunities, especially in today's climate of information overload, requires a depth of knowledge and experience rarely possessed by the individual investor. It is for these reasons that we continue to offer our funds through investment securities firms and their registered representatives.
  We believe the counseling on investments and asset allocation available from these experts is well worth the low load fees earned by firms that distribute our funds. Keep in mind that while a no-load fund costs nothing in sales commissions, investors lose the value of professional help when they may need it most. In altogether too many situations, individuals acting without the benefit of counsel make emotional or ill-timed decisions that might ultimately work to their disadvantage. In the final analysis, we believe your long-term interests are best served when you choose to work with a professional whose career is tied to helping you succeed.
  We will continue to work hard to retain your trust and wish you continued success in the years ahead.
/s/ William G. Papesh
WILLIAM G. PAPESH
PRESIDENT

                           ECONOMIC & MARKET OUTLOOK


  Although buffeted by a host of challenges, the U.S. economy remains sound, and given agreement between Congress and the Administration on meaningful deficit reduction, we expect it to remain so. In our view, this action is necessary in order to provide a foundation for moderate economic growth, stable to declining interest rates, and no significant inflationary pressures for the next several years. Since we are optimistic that progress will be made on this front, our long-term view of the potential for both stocks and bonds is bullish.
  Near term, we do not anticipate securities to perform at the same pace as experienced this past year. History suggests we should be wary of simply extrapolating recent events into the near future, particularly after a virtually unprecedented period of prosperity in the financial markets. While this could cause concern for individuals who are active traders, mutual fund investors whose goals are long term should remain diversified and stay the course.
  Two positive trends support our contention that the years ahead could be rewarding for investors. The first, an economic trend, is the continued control of wage inflation. A sufficient labor supply combined with initiatives to further increase total productivity are expected to keep wage inflation within manageable and sensible bounds. The second is a demographic trend of considerable importance: the aging baby boom generation. As this segment of the population enters their 40's and alters their pattern of consumption, they will be entering their peak earnings and savings years.
  Their recognition that ever larger proportions of their net worth should be committed to equities for the growth potential they provide should have positive effects not only on their retirement goals, but also stimulate the markets in general. [GRAPH]


Line graph with border around
Growth of a $1 investment in various asset classes since 1925.

        Small            Large            Long-term        Treasury
     Company Stock    Company Stock    Government Bonds      Bills    Inflation
     -------------    -------------    ----------------    --------   ---------
1926    $1.00            $1.12              $1.08            $1.03       $0.99
1927     1.22             1.53               1.17             1.06        0.96
1928     1.71             2.20               1.18             1.10        0.96
1929     0.83             2.02               1.22             1.16        0.96
1930     0.51             1.52               1.27             1.18        0.90
1931     0.26             0.86               1.20             1.20        0.81
1932     0.24             0.79               1.41             1.21        0.73
1933     0.59             1.21               1.41             1.21        0.73
1934     0.74             1.20               1.55             1.21        0.75
1935     1.03             1.77               1.62             1.21        0.77
1936     1.71             2.37               1.75             1.22        0.78
1937     0.72             1.54               1.75             1.22        0.80
1938     0.95             2.02               1.85             1.22        0.78
1939     0.95             2.01               1.96             1.22        0.78
1940     0.90             1.81               2.08             1.22        0.79
1941     0.82             1.60               2.10             1.22        0.86
1942     1.19             1.93               2.16             1.22        0.94
1943     2.24             2.43               2.21             1.23        0.97
1944     3.45             2.91               2.27             1.23        0.99
1945     5.98             3.96               2.51             1.24        1.01
1946     5.29             3.64               2.51             1.24        1.20
1947     5.33             3.85               2.45             1.25        1.31
1948     5.22             4.06               2.53             1.26        1.34
1949     6.25             4.83               2.69             1.27        1.32
1950     8.68             6.36               2.69             1.29        1.39
1951     9.35             7.89               2.59             1.31        1.48
1952     9.64             9.34               2.62             1.33        1.49
1953     9.01             9.24               2.71             1.35        1.50
1954    14.47            14.11               2.91             1.36        1.49
1955    17.43            18.56               2.87             1.39        1.50
1956    18.18            19.78               2.71             1.42        1.54
1957    15.53            17.64               2.91             1.46        1.59
1958    25.60            25.30               2.73             1.49        1.61
1959    29.80            28.32               2.67             1.53        1.64
1960    28.82            28.45               3.04             1.57        1.66
1961    38.07            36.11               3.07             1.60        1.67
1962    33.54            32.95               3.28             1.65        1.69
1963    41.44            40.47               3.32             1.70        1.72
1964    51.19            47.14               3.44             1.76        1.74
1965    72.57            53.00               3.46             1.83        1.78
1966    67.48            47.67               3.59             1.92        1.84
1967   123.87            59.10               3.26             2.00        1.89
1968   168.43            65.64               3.25             2.10        1.98
1969   126.24            60.06               3.09             2.24        2.10
1970   104.23            62.47               3.46             2.38        2.22
1971   121.43            71.41               3.92             2.49        2.29
1972   126.81            84.96               4.14             2.58        2.37
1973    87.63            72.51               4.09             2.76        2.58
1974    70.15            53.31               4.27             2.99        2.89
1975   107.20            73.15               4.67             3.16        3.10
1976   168.70            90.59               5.45             3.32        3.24
1977   211.52            84.08               5.41             3.49        3.46
1978   261.14            89.60               5.35             3.74        3.78
1979   374.64           106.12               5.28             4.13        4.28
1980   524.04           140.52               5.07             4.59        4.81
1981   596.78           133.62               5.17             5.27        5.24
1982   763.94           162.23               7.25             5.82        5.44
1983 1,066.99           198.75               7.30             6.33        5.65
1984   995.83           211.21               8.43             6.96        5.87
1985 1,241.40           279.14              11.04             7.49        6.10
1986 1,326.43           330.70              13.75             7.96        6.16
1987 1,203.07           347.99              13.37             8.39        6.44
1988 1,478.22           406.49              14.67             8.92        6.72
1989 1,628.70           534.49              17.32             9.67        7.03
1990 1,277.55           517.55              18.39            10.43        7.46
1991 1,847.72           675.66              21.94            11.01        7.69
1992 2,279.17           727.48              23.71            11.40        7.91
1993 2,757.34           800.16              28.03            11.73        8.13
1994 2,842.77           810.54              25.86            12.19        8.35
      12.2%              10.2%               4.8%             3.7%        3.1%


Source:  (C) Stocks,  Bonds,  Bills and Inflation 1995 Yearbook (TM).  Ibbotson
Associates,   Chicago   (annual   updates  by  Roger  G.  Ibbotson  and  Rex  A.
Sinquefield). Used with permission. All rights reserved.

Investors should note that small-company  stocks are generally more volatile than
those   of   large-company    stocks.    U.S.    government    obligations   are
government-guaranteed and, if held to maturity, offer a fixed rate of return and principal value. Indices shown above are as follows: SMALL-COMPANY STOCKS, represented by the smallest 20% of NYSE stocks through 1981 and the Dimensional Fund Advisors Small-Company Fund thereafter; LARGE-COMPANY STOCKS, represented by the S&P 500 Stock Index (TM); LONG-TERM GOVERNMENT BONDS, measured using a one-bond portfolio with a maturity near 20 years; U.S. TREASURY BILLS, measured by the bill having the shortest maturity not less than one month at the beginning of each month; INFLATION, represented by the Consumer Price Index.

  Is there a course of action we would recommend in the period ahead? Generalizations about specific asset allocation are dangerous. They fail to take into account an individual's unique goals, investment time-horizon, and tolerance for risk. So, we avoid making them. Instead, we urge that you seek the counsel of your registered representative who can focus on your particular circumstances.
  As you plan ahead, we caution against attempts to time the market. Experienced investors know that while past performance is no guarantee of future results, over the long-run, market valuations have tended to rise. But shorter-term, we know of no one who can accurately predict market direction with any consistency. And therein lies a problem. Investors who attempt market timing - hoping to capitalize on advances and avoid declines - are often disappointed. In fact, market timers risk underperforming market averages. As the chart shows, in an attempt to time the market and as a consequence missing the 10 BEST months over a 15-year period, investment returns would have been substantially lower than the same investment left alone over the period. Obviously, if a market timer had missed the 10 WORST months, investment returns would have been much more respectable. What's important to understand is that over a 15-year period, just 10 months made a significant difference. [GRAPH]

Bar chart with border around
Growth over 15 years in the value of a $1 investment in the S&P 500.

 $8
              $7.50
 $6           Without
              Market Timing
 $4
                                $2.75
 $2                              With
                                 Market Timing
 $0


Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. The S&P 500 Stock Index is unmanaged, and this example assumes dividends are reinvested.

  In the final analysis, we believe that those who invest appropriately on a consistent long-term basis are far better served than those who move in and out of investments based on predictions of valuation levels.

COMPOSITE RESEARCH & MANAGEMENT CO.
INVESTMENT TEAM
-------------------------------------------------------------------------------
FOOTNOTES TO INVESTMENT PERFORMANCE CHARTS ON PAGES 4, 5 & 6.
  INVESTMENT RETURNS AND PRINCIPAL VALUES OF FUND SHARES WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
  COMPARISONS TO FUND PERFORMANCE ON THE FOLLOWING PAGES INCLUDE THE CONSUMER PRICE INDEX (CPI), AS A MEASURE OF CHANGE IN CONSUMER PRICES AS DETERMINED BY THE U.S. BUREAU OF LABOR STATISTICS; THE UNMANAGED S&P 500 STOCK INDEX (S&P
500), WHICH IS CONSIDERED GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET; AND THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX (LGCB), WHICH IS CONSIDERED REPRESENTATIVE OF THE U.S. GOVERNMENT AND CORPORATE BOND MARKETS.
  THESE INDICES ARE UNMANAGED AND DO NOT REFLECT ACTUAL INVESTMENT-RELATED EXPENSES INCURRED BY THE FUNDS WITH WHICH THEY ARE COMPARED. FUND VALUES PRESENTED IN THE GRAPHS ARE FOR CLASS A SHARES. CLASS B SHARE PERFORMANCE WOULD VARY DUE TO DIFFERENT EXPENSES. EXCEPT AS NOTED, PERFORMANCE IS CALCULATED AFTER THE 4.5% MAXIMUM SALES CHARGE FOR CLASS A SHARES AND MAXIMUM 3% CONTINGENT
DEFERRED SALES CHARGE FOR CLASS B SHARES. COMPOSITE NORTHWEST 50 CLASS A INFORMATION IS PRESENTED SINCE INCEPTION ON 11/24/86 AND ALL FUNDS' CLASS B INFORMATION IS PRESENTED SINCE 3/30/94, THE COMMENCEMENT OF OFFERING OF CLASS B SHARES.

                             INVESTMENT HIGHLIGHTS
                          COMPOSITE BOND & STOCK FUND

  Patient investors were amply rewarded over the past year as declining interest rates and a stable economy led to strong gains in stock and bond prices. Composite Bond & Stock Fund performed admirably, generating a total return of 22.55%, before sales charges, for the fiscal year ended October 31, 1995. On balance, this compares favorably to a 26.44% total return from the unmanaged S&P 500 Stock Index, and 16.16% total return from the Lehman Brothers Government/Corporate Bond Index.
  The Fund's investment approach emphasizes owning high-quality stocks and bonds which provides the potential to generate continuity of income, conservation of principal, and long-term growth of both income and principal. Our stock selection process favors larger, well-capitalized companies with long records of earnings and dividend growth. We attempt to buy these stocks at favorable valuations with the intent to hold them for the long term. The Fund's performance over the last year was particularly enhanced by our stock holdings in health care and financial services companies. Both of these sectors showed much better than average price performance and were well represented in the Fund's holdings. In contrast, we were disappointed with underperformance in the energy sector and with our investment in real estate investment trusts.
  The Fund's bond portfolio is structured to balance risk and return opportunities found along the yield curve by either extending or shortening the average maturity of the bonds we hold. We also adjust the allocation between Treasury bonds and higher-yielding corporate and mortgage bonds as market conditions warrant to achieve the most favorable risk/reward tradeoff. Our fixed-income strategy also had us well positioned to take advantage of the decline in interest rates. In anticipation of this, we positioned the bond portfolio with an average maturity of 12 years as contrasted with the benchmark Lehman Brothers Government/Corporate Bond Index maturity of nine years. We took this action because longer maturities historically generate higher appreciation when interest rates decline. We also had a higher proportion of the Fund in corporate and mortgage-backed issues which outperformed Treasury bonds of similar maturity.
  While last year's absolute performance is unlikely to be repeated in the coming 12 months, our longer-term outlook remains decidedly optimistic.

[GRAPH]


              Investment Performance - Composite Bond & Stock Fund
           Comparative Ending Values of $10,000 Invested on 10/31/85

                   Composite
               Bond & Stock Fund       S&P 500       LGCB         CPI
               -----------------       -------      -------     -------
    10/31/85       $9,550              $10,000      $10,000     $10,000
                   $11,622             $13,309      $12,001     $10,147
    10/31/87       $11,209             $14,166      $12,226     $10,607
                   $13,196             $16,273      $13,525     $11,058
    10/31/89       $14,817             $20,549      $15,167     $11,555
                   $13,746             $19,033      $16,002     $12,282
    10/31/91       $17,100             $25,374      $18,460     $12,640
                   $18,831             $27,900      $20,402     $13,045
    10/31/93       $21,468             $32,069      $23,184     $13,404
                   $21,275             $33,309      $22,108     $13,753
    10/31/95       $26,073             $42,116      $25,681     $14,140

                          Average Annual Total Returns
                     Class A         With Sales    Without Sales
                     Shares            Charge         Charge
                    ---------       ------------  ---------------
                    One Year            17.04%         22.55%
                    Five Years          12.61%         13.65%
                    Ten Years           10.06%         10.56%

                     Class B
                     Shares
                    ---------
                    One Year            18.60%         21.60%
                    Since 3/30/94       12.72%         14.47%
                ------------------------------------------------------
                 See footnotes on page 3 for additional information.


                             INVESTMENT HIGHLIGHTS
                         COMPOSITE GROWTH & INCOME FUND

  The equity market - to use the vernacular of the street - was "red hot" this past year and Composite Growth & Income Fund shared in that performance. Total returns for the fiscal year ended October 31, 1995 were 20.87%, before sales charges. The best performing industry sectors were technology, finance, and portions of health care. The Fund was overweighted in finance and health care and had good exposure to technology throughout the year.
  The Fund had several stocks with particularly large gains throughout the year, including Barra, Merck, Hewlett Packard, Dole Foods, and Franklin Resources. The Fund's largest position throughout the year, West One Bancorp, performed particularly well. Indeed, its operations proved irresistable to U.S. Bancorp who acquired it to form a more powerful bank. In contrast, in the health care industry, for example, a number of the Fund's holdings including FHP, Caremark, and Manor Care underperformed the market, very likely because of fears of cuts in Medicaid reimbursements to the companies. Notwithstanding the recent performance of these companies, we believe in the long-term viability of the sector. As expected, most of the Fund's holdings raised their dividends at rates in excess of inflation in 1995.
  Looking ahead, the Fund expects to maintain a slight overweighting in the health care, finance, and defense-aerospace industries, and to maintain its underweighting in the consumer durable sector. Although we continue to anticipate an environment of slowing corporate earnings, we expect merger and consolidation activity to remain high, as companies continue to structure their businesses to remain competitive globally. Cyclical stocks may become good buys if the Federal Reserve lowers interest rates materially in 1996.
  As shareholders know, we are long-term investors. We avoid the risks associated with trading stocks for a quick profit. Rather, we seek rewards from the growth of the businesses in our portfolio. The Fund's investment strategy will continue to focus on buying sound businesses when they represent good value. Over the long term, we believe investors will be well served by our philosophy of buying good businesses at attractive valuation levels. This approach is at the heart of our investment philosophy - balancing risk and return to achieve the Fund's primary objective of long-term capital growth. [GRAPH]

            Investment Performance - Composite Growth & Income Fund
            Comparative Ending Value of $10,000 Invested on 10/31/85

                    Composite
               Growth & Income Fund    S&P 500        CPI
               --------------------    -------      -------
    10/31/85         $9,550            $10,000      $10,000
                     $12,309           $13,309      $10,147
    10/31/87         $12,334           $14,166      $10,607
                     $14,475           $16,273      $11,058
    10/31/89         $16,356           $20,549      $11,555
                     $13,698           $19,033      $12,282
    10/31/91         $18,176           $25,374      $12,640
                     $19,983           $27,900      $13,045
    10/31/93         $22,196           $32,069      $13,404
                     $24,095           $33,309      $13,753
    10/31/95         $29,124           $42,116      $14,140

                          Average Annual Total Returns
                     Class A         With Sales    Without Sales
                     Shares            Charge         Charge
                    ---------       ------------  ---------------
                    One Year            15.43%         20.87%
                    Five Years          15.21%         16.28%
                    Ten Years           11.28%         11.80%

                     Class B
                     Shares
                    ---------
                    One Year            16.95%         19.95%
                    Since 3/30/94       14.68%         16.41%
              -----------------------------------------------------------
                  See footnotes on page 3 for additional information.


                             INVESTMENT HIGHLIGHTS
                          COMPOSITE NORTHWEST 50 FUND

  Composite Northwest 50 Fund experienced strong growth in the fiscal year ended October 31, 1995, rising a respectable 22.24%, before sales charges, as contrasted with the unmanaged S&P 500 Stock Index return of 26.44%.
  The most robust sectors in the Fund were technology and finance. Microsoft, one of the Fund's largest holdings, was a star performer with a total return of 58.7% during the year. Other successful technology stocks in our portfolio included Lattice Semiconductor (up 132.6%) and Flow International (up 72.8%). West One Bancorp returned 59% during the year as it agreed to be acquired by U.S. Bancorp (another Fund holding), which returned 24.6%. Fickle consumers and excessive expansion of stores caused retailing to be a poor performing industry. The retail-wholesale sector in the Fund underperformed the market averages, rising only 8.5% with Fred Meyer dropping 42.2%, and Nordstrom slipping 24.8%.
  During the second half of the fiscal year, Pacific Telecom agreed to be acquired by Pacificorp which already owned 80% of the company. As a result, Pacific Telecom was dropped from the Northwest 50(R) Index. It was replaced in the Index (and Fund) by Redhook Ale Breweries, a leading craft brewer with rapidly growing sales. Redhook has a unique distribution arrangement with industry giant Anheuser-Busch which should help sustain sales growth.
  We see a number of significant positive elements in the Northwest economy, including a turnaround in the aerospace cycle, a strong base of technology companies, and our proximity to growing Pacific Rim economies. We are somewhat cautious, however, about the stock market given its stellar performance this year. While a short-term correction sometime in the next year would not startle us, we believe that attempting short-term market timing is generally fruitless. Rather, we much prefer investing for the long term in companies whose potential for growth appears attractive, despite inevitable fluctuations.
  Fund investors have already received information about a proposal submitted to shareholders to "de-couple" the Fund from the Northwest 50(R) Index. If shareholders approve the proposal, the Fund will be renamed Composite Northwest Fund and while continuing to invest only in Northwest companies, will become a fully managed mutual fund. We believe that performance can be improved over time by eliminating the current restraints and permitting portfolio managers wider flexibility in stock selection.

[GRAPH]



              Investment Performance - Composite Northwest 50 Fund
                Comparative Ending Value of $10,000 on 11/30/86

                    Composite
                Northwest 50 Fund       S&P 500        CPI
               -------------------     ---------     -------
    11/30/86          $9,550            $10,000      $10,000
    10/31/87          $9,386            $10,390      $10,444
                      $11,865           $11,936      $10,888
    10/31/89          $16,154           $15,072      $11,377
                      $13,460           $13,960      $12,092
    10/31/91          $21,601           $18,611      $12,446
                      $22,849           $20,463      $12,844
    10/31/93          $23,721           $23,521      $13,197
                      $24,425           $24,431      $13,542
    10/31/95          $29,858           $30,890      $13,922

                          Average Annual Total Returns
                     Class A         With Sales    Without Sales
                     Shares            Charge         Charge
                    ---------       ------------  ---------------
                    One Year            16.77%         22.24%
                    Five Years          16.19%         17.27%
                    Since 11/24/86      13.05%         13.64%

                     Class B
                     Shares
                    ---------
                    One Year            18.25%         21.25%
                    Since 3/30/94       10.43%         12.20%
               -----------------------------------------------------
                See footnotes on page 3 for additional information.

COMPOSITE BOND & STOCK FUND, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES
OCTOBER 31, 1995


PRINCIPAL                                                                              MARKET
 AMOUNT                                                                                VALUE
----------                                                                            --------
                 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS-9.36%

$   651,712       Government National Mortgage Association, 10.00% due 8/15/2019 ... $  712,607
  2,490,194       Government National Mortgage Association, 6.50% due 1/15/2024 ....  2,424,037
    500,000       U.S. Treasury Bill, 7.50%, due 12/31/1996 ........................    510,781
  6,700,000       U.S. Treasury Bill, 5.50%, due 04/30/1996 ........................  6,700,000
  1,000,000       U.S. Treasury Note, 7.125%, due 02/29/2000 .......................  1,050,000
  1,500,000       U.S. Treasury Note, 6.50%, due 05/15/2005 ........................  1,553,437
    750,000       U.S. Treasury Note, 6.375%, due 08/15/2002 .......................    768,984
  1,000,000       U.S. Treasury Note, 5.75%, due 08/15/2003 ........................    985,937
    750,000       U.S. Treasury Note, 4.00%, due 01/31/1996 ........................    747,188
    500,000       U.S. Treasury Bond, 8.375%, due 08/15/2008 .......................    570,469
  1,000,000       U.S. Treasury Bond, 7.50%, due 11/15/2016 ........................  1,126,562
  1,750,000       U.S. Treasury Bond, 6.25%, due 08/15/2023 ........................  1,712,265
  4,000,000       U.S. Treasury Bond, zero coupon, due 08/15/2012 ..................  1,360,096
                                                                                     ----------
                  TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
                  OBLIGATIONS (cost $19,267,620) ................................... 20,222,363
                                                                                     ----------
                   COLLATERALIZED MORTGAGE OBLIGATIONS-2.44%

  1,250,000       DLJ Mortgage Acceptance Corporation, 1993-M17, 7.35%,
                     due 12/18/2003 ................................................  1,240,929
  1,000,000       Federal Home Loan Mortgage Corporation - CMO PAC-1(11) 1311H,
                    7.50%,due 7/15/2020 ............................................  1,023,640
  2,000,000       Federal Home Loan Mortgage Corporation - GNMA PAC-1(11) 2E,
                    6.85%,due 7/25/2018 ............................................  2,005,620
    496,216       MDC Mortgage Funding Corporation - PAC-P3, 8.20%,due 11/20/2017 ..    500,722
    124,711       Merrill Lynch Mortgage Investors, Inc., 1988-H, 9.70%,due 6/15/2008   128,683
    184,822       Merrill Lynch Mortgage Investors, Inc., 1988-P,
                    10.05%,due 12/15/2008 ..........................................    204,689
    157,547       Shearson Lehman Series U, 8.75%,due 8/27/2017 ....................    159,039
                                                                                     ----------
                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $5,112,358) ......  5,263,322
                                                                                     ----------
                             CORPORATE BONDS-19.99%
                     NON-CONVERTIBLE CORPORATE BONDS-10.79%
                            AEROSPACE/DEFENSE-1.12%

  2,000,000       Boeing Company, 8.75%,due 08/15/2021 .............................  2,408,504
                                                                                     ----------
                               BANK/FINANCE-1.63%

  1,000,000       Bank of New York, 7.875%,due 11/15/2002 ..........................  1,076,815
    300,000       Kemper Corporation, 6.875%,due 09/15/2003 ........................    299,157
  1,000,000       Mercantile Bank, 7.625%,due 10/15/2002 ...........................  1,042,068
  1,000,000       Paine Webber Group, 8.875%,due 03/15/2005 ........................  1,112,232
                                                                                     ----------
                                                                                      3,530,272
                                                                                     ----------

                      BUILDING & FOREST PRODUCTS-0.47%

  1,000,000       Weyerhauser Company, 7.125%,due 07/15/2023 .......................  1,009,411
                                                                                     ----------
                           ELECTRICAL EQUIPMENT-0.42%

  1,000,000       Westinghouse Electric Corporation, 7.875%,due 09/01/2023 .........    913,041
                                                                                     ----------

                                  FOODS-0.92%

    750,000       Conagra, Inc., 9.75%,due 03/01/2021 ..............................    962,052
  1,000,000       Dart & Kraft Finance, 7.75%,due 11/30/1998 .......................  1,031,178
                                                                                     ----------
                                                                                      1,993,230
                                                                                     ----------
                              HEALTH/MEDICAL-0.34%

    850,000       American Medical International, zero coupon, due 08/12/1997 ......    743,538
                                                                                     ----------
                                INSURANCE-1.18%

  1,000,000       Continental Corporation, 7.25%,due 03/01/2003 ....................  1,014,369
  1,500,000       Integon Corporation, 8.00%,due 08/15/1999 ........................  1,528,332
                                                                                     ----------
                                                                                      2,542,701
                                                                                     ----------
                                  MEDIA-1.45%

  1,500,000       Western Publishing Group, Inc., 7.65%,due 09/15/2002 .............  1,207,500
    250,000       Tele-Communications, Inc., 9.25%,due 01/15/2023 ..................    266,299
  1,500,000       Time Warner, Inc., 9.15%,due 02/01/2023 ..........................  1,647,730
                                                                                     ----------
                                                                                      3,121,529
                                                                                     ----------

                                   OILS-0.56%

  1,000,000       Coastal Corporation, 9.625%,due 05/15/2012 .......................  1,201,292
                                                                                     ----------

                            UTILITIES-ELECTRIC-1.68%

  1,000,000       Commonwealth Edison Company, 9.375%,due 02/15/2000 ...............  1,101,837
  1,000,000       Ohio Edison, 8.75%,due 02/15/1998 ................................  1,043,892
    500,000       Public Service Company of New Hampshire, 9.17%,due 05/15/1998 ....    528,081
    350,000       Texas Utilities Electric Company, 9.70%. due 03/01/2002 ..........    402,238
    500,000       Texas Utilities Electric Company, 9.50%,due 08/01/1999 ...........    550,570
                                                                                     ----------
                                                                                      3,626,618
                                                                                     ----------
                         UTILITIES-GAS & ELECTRIC-1.02%

  1,100,000       Niagara Mohawk Power, 9.50%,due 06/01/2000 .......................  1,109,229
  1,000,000       System Energy Resources, 11.375%,due 09/01/2016 ..................  1,100,353
                                                                                     ----------
                                                                                      2,209,582
                                                                                     ----------
                  TOTAL NON-CONVERTIBLE CORPORATE BONDS (cost $22,698,495) ......... 23,299,718
                                                                                     ----------

                       CONVERTIBLE CORPORATE BONDS-9.20%

                               BANK/FINANCE-1.27%

$ 1,300,000       Legg Mason, Inc., 5.25%,due 05/01/2003 ........................... $1,506,375
  1,215,000       Liberty Property Trust, 8.0%,due 07/01/2001 ......................  1,236,262
                                                                                     ----------
                                                                                      2,742,637
                                                                                     ----------
                              COMMUNICATIONS-0.67%

  1,400,000       LDDS Communications, Inc., 5.00% due 08/15/2003 .................   1,442,000
                                                                                     ----------
                            CONSUMER PRODUCTS-0.35%

  1,000,000       Bell Sports Corporation, 4.25%, due 11/15/2000 ..................     747,500
                                                                                     ----------
                                  MEDIA-0.51%

  3,200,000       Time Warner, Inc., zero coupon, due 12/17/2012 ..................   1,092,000
                                                                                     ----------
                               RETAIL SALES-1.67%

  1,500,000       Costco Wholesale, 5.75%, due 05/15/2002 .........................   1,410,000
  1,300,000       Proffitt's Inc., 4.75%,due 11/01/2003 ...........................   1,085,500
    850,000       Starbucks Corporation, 4.50% due 08/01/2003 .....................   1,119,875
                                                                                     ----------
                                                                                      3,615,375
                                                                                     ----------
                          TECHNOLOGY/ELECTRONICS-2.10%

  2,000,000       Cray Research, 6.125%,due 02/01/2011 ............................   1,555,000
  2,200,000       EMC Corporation, 4.25%,due 01/01/2001 ...........................   2,208,250
  1,000,000       Motorola, Inc., zero coupon,due 09/27/2013 ......................     803,750
                                                                                     ----------
                                                                                      4,567,000
                                                                                     ----------
                            TEMPORARY SERVICES-0.54%

  1,000,000       Olsten Corporation, 4.875%,due 05/15/2003 .......................   1,156,250
                                                                                     ----------
                        TRANSPORTATION & EQUIPMENT-2.09%

  1,670,000       Airborne Freight Corporation, 6.75%,due 08/15/2001 ..............   1,678,350
  1,400,000       Air Wisconsin Services, Inc., 7.75%,due 06/15/2010 ..............   1,141,000
  1,500,000       Varlen Corporation, 6.50%,due 06/01/2003 ........................   1,685,625
                                                                                     ----------
                                                                                      4,504,975
                                                                                     ----------
                  TOTAL CONVERTIBLE CORPORATE BONDS (COST $19,206,104) ............  19,867,737
                                                                                     ----------
                  TOTAL CORPORATE BONDS (cost $41,904,599) ........................  43,167,455
                                                                                     ----------
                           FOREIGN OBLIGATIONS-2.72%

  1,000,000       Empressa La Moderna, 10.25%,due 11/12/1997 ......................     967,500
  1,900,000       Fomento Economico Mexicano SA, 9.50%,due 07/22/1997 .............   1,853,095
  1,000,000       Province of Alberta, 9.20%,due 11/01/1997 .......................   1,065,320
  1,000,000       Province of Manitoba, 9.00%,due 12/15/2000 ......................   1,124,180
  1,500,000       United Mexican States, Series A, 6.25%,due 12/31/2019 ...........     874,220
                                                                                     ----------
                  TOTAL FOREIGN OBLIGATIONS (cost $5,652,542) .....................   5,884,315
                                                                                     ----------
   Shares                                                                              Market
------------                                                                            Value
                                                                                    -------------
                              COMMON STOCKS-58.46%

                            AEROSPACE/DEFENSE-3.09%

     50,000       Boeing Company .................................................. $3,281,250
     15,000       Lockheed Martin Corporation .....................................  1,021,875
     80,000       Loral Corporation ...............................................  2,370,000
                                                                                    ----------
                                                                                     6,673,125
                                                                                    ----------
                               BANK/FINANCE-6.51%

     35,000       Federal National Mortgage Association ...........................  3,670,625
     65,000       Mellon Bank Corporation .........................................  3,258,125
     35,000       J.P. Morgan & Company, Inc. .....................................  2,699,375
    100,000       Norwest Corporation .............................................  2,950,000
     34,998       West One Bancorp ................................................  1,487,415
                                                                                    ----------
                                                                                    14,065,540
                                                                                    ----------
                                BEVERAGES-0.75%

     45,000       Seagram Company, Ltd. ..........................................   1,620,000
                                                                                    ----------
                        BUILDING AND FOREST PRODUCTS-1.33%

     65,000       Weyerhauser Company ............................................   2,868,125
                                                                                    ----------
                              CAPITAL GOODS-2.10%

     16,950       Emerson Electric Company .......................................   1,207,688
     29,900       GATX Corporation ...............................................   1,420,250
     30,000       General Electric Company .......................................   1,897,500
                                                                                    ----------
                                                                                     4,525,438
                                                                                    ----------
                                CHEMICALS-1.11%
     80,000       Nalco Chemical Company .........................................   2,400,000
                                                                                    ----------
                      CONSUMER NON-DURABLES/SERVICES-2.45%

     36,000       Nike, Inc. .....................................................   2,043,000
     40,000       Proctor & Gamble Company .......................................   3,240,000
                                                                                    ----------
                                                                                     5,283,000
                                                                                    ----------
                          ELECTRONICS/TECHNOLOGY-2.50%

     30,000       Hewlett-Packard Company ........................................   2,778,750
     60,000       Raytheon Company ...............................................   2,617,500
                                                                                    ----------
                                                                                     5,396,250
                                                                                    ----------
                                  FOODS-2.55%

     55,000       Campbell Soup Company ..........................................   2,880,625
     70,000       Dole Food Company ..............................................   2,633,750
                                                                                    ----------
                                                                                     5,514,375
                                                                                    ----------
                             HEALTH & MEDICAL-7.91%

     22,500       American Home Products Corporation .............................   1,994,062
     62,500       Bausch & Lomb, Inc. ............................................   2,164,063
     70,000       Baxter International, Inc. .....................................   2,703,750
     25,000       Bristol-Myers Squibb Company ...................................   1,906,250
     80,000       Caremark International, Inc. ...................................   1,650,000
     33,000       Johnson & Johnson ..............................................   2,689,500
     33,615       Manor Care, Inc. ...............................................   1,100,891
     50,000       Merck & Company, Inc. ..........................................   2,875,000
                                                                                    ----------
                                                                                    17,083,516
                                                                                    ----------
                       INDUSTRIAL PRODUCTS/SERVICES-1.31%

     80,000       Crane Company ..................................................   2,830,000
                                                                                    ----------
                                INSURANCE-1.05%

     27,000       American International Group, Inc. .............................   2,278,125
                                                                                    ----------
                                  MINING-1.18%

     40,250       Phelps Dodge Corporation .......................................   2,550,844
                                                                                    ----------
                            NATURAL GAS & OILS-8.91%

     22,500       Atlantic Richfield Company .....................................   2,401,875
     40,000       Burlington Resources, Inc. .....................................   1,440,000
     20,000       Exxon Corporation ..............................................   1,527,500
    114,000       MCN Corporation ................................................   2,479,500
     26,000       Mobil Corporation ..............................................   2,619,500
     37,600       National Fuel Gas Company ......................................   1,118,600
     65,000       Phillips Petroleum Company .....................................   2,096,250
     45,500       Shell Transport & Trading Company, American Depository Receipt .   3,241,875
    156,600       Westcoast Energy, Inc. .........................................   2,309,850
                                                                                    ----------
                                                                                    19,234,950
                                                                                    ----------
                                RAILROADS-1.69%

     55,850       Union Pacific Corporation ......................................   3,651,194
                                                                                    ----------
                      REAL ESTATE INVESTMENT TRUSTS-6.58%

     39,400       BRE Properties, Inc. ...........................................   1,260,800
     45,000       Developers Diversified Realty Corporation ......................   1,282,500
     54,900       Duke Realty Investments, Inc. ..................................   1,681,312
     95,000       First Industrial Realty Trust ..................................   1,935,625
     43,900       Health Care Property Investors, Inc. ...........................   1,487,112
     43,400       Nationwide Health Properties, Inc. .............................   1,784,825
     83,300       Shurgard Storage Centers, Inc. .................................   2,124,150
     90,800       United Dominion Realty Trust ...................................   1,248,500
     71,200       Wellsford Residential Property Trust ...........................   1,406,200
                                                                                    ----------
                                                                                    14,211,024
                                                                                    ----------
                                 TOBACCO-2.17%

     30,000       Phillip Morris Companies, Inc. .................................   2,535,000
     70,000       RJR Nabisco Holdings Corporation ...............................   2,152,500
                                                                                    ----------
                                                                                     4,687,500
                                                                                    ----------
                        UTILITIES - GAS & ELECTRIC-0.50%

     45,300       DPL, Inc. ......................................................   1,075,875
                                                                                    ----------
                      UTILITIES - TELECOMMUNICATIONS-4.77%

     55,000       AT&T Corporation ...............................................   3,520,000
     45,500       Ameritech Corporation ..........................................   2,457,000
     80,900       Frontier Corporation ...........................................   2,184,300
     51,900       GTE Corporation ................................................   2,140,875
                                                                                    ----------
                                                                                    10,302,175
                     TOTAL COMMON STOCKS (cost $95,296,941)                        126,251,056
                                                                                   -----------
                       CONVERTIBLE PREFERRED STOCKS-4.13%

                              CAPITAL GOODS-0.73%

     27,900       GATX Corporation, Series A .....................................   1,569,375
                                                                                    ----------
                            HEALTH AND MEDICAL-0.47%

     42,500       FHP International Corporation, Series A ........................   1,009,375
                                                                                    ----------

                                INSURANCE-1.98%

     39,200       Integon Corporation ............................................   2,111,900
     36,000       Penncorp Financial Group .......................................   2,169,000
                                                                                    ----------
                                                                                     4,280,900
                                                                                    ----------

                          NATURAL GAS PIPELINES-0.95%

     30,000       Williams Companies .............................................   2,051,250
                                                                                    ----------

                  TOTAL CONVERTIBLE PREFERRED STOCK (cost $8,418,125) ............   8,910,900
                                                                                    ----------

   Principal
    Amount
--------------
                           REPURCHASE AGREEMENT-2.43%

  $5,256,000      Repurchase agreement with First Boston, collateralized by a
                  U.S. Treasury Note, in a joint trading account at 5.90% dated
                  10/31/1995, due 11/01/1995 with a maturity value of $5,256,861
                  (cost $5,256,000) .............................................. $ 5,256,000
                                                                                    ----------

                  TOTAL INVESTMENTS (cost $180,908,185) .......................... 214,955,411
                  other assets ($1,791,807) less liabilities ($783,286) ..........   1,008,521
                                                                                   -----------
                  NET ASSETS .................................................... $215,963,932
                                                                                  ============

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at October 31, 1995, of $34,047,226, based on aggregate cost of $180,908,185, was composed of gross appreciation of $36,065,034 for investments having an excess of value over cost and gross depreciation of $2,017,808 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales (including maturities and principal repayments) of investment securities, other than short-term investments, aggregated $62,038,954 and $73,305,055, respectively, for the year ended October 31, 1995, including purchases and sales of U.S. government securities of $19,630,195 and $7,540,099.

See accompanying notes to financial statements.

COMPOSITE GROWTH & INCOME FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
OCTOBER 31, 1995



 PRINCIPAL                                                                         MARKET
  AMOUNT                                                                           VALUE
-----------                                                                     ------------
                       CONVERTIBLE CORPORATE BONDS-3.73%

                              COMMUNICATIONS-0.83%
$ 1,125,000            LDDS Communications, Inc., 5.00%,due 08/15/2003 ........ $  1,158,750
                                                                                ------------
                                  MEDIA-0.92%
  3,763,000            Time Warner, Inc., zero Coupon,due 12/17/2012 ..........    1,284,124
                                                                                ------------
                                  RETAIL-0.99%
  1,745,000            Michael Stores, 4.75%,due 01/15/2003 ...................    1,389,456
                                                                                ------------
                           TRANSPORTATION & EQUIPMENT-0.99%
  1,370,000            Airborne Freight Corporation, 6.75%,due 08/15/2001 .....    1,376,850
                                                                                ------------
                       TOTAL CONVERTIBLE CORPORATE BONDS (cost $5,119,515)         5,209,180
                                                                                ------------

                              COMMON STOCKS-92.78%
     Shares
   ----------
                            AEROSPACE/DEFENSE-6.38%
     45,900            Boeing Company .........................................    3,012,187
     54,000            Lockheed Martin Corporation ............................    3,678,750
     74,600            Loral Corporation ......................................    2,210,025
                                                                                ------------
                                                                                   8,900,962
                                                                                ------------

                              BANK/FINANCE-13.53%
     47,400            Federal Home Loan Mortgage Corporation .................    3,282,450
     44,050            First Security Corporation .............................    1,442,638
     14,950            Franklin Resources, Inc. ...............................      758,712
     35,250            JP Morgan and Company, Inc. ............................    2,718,656
     39,352            Legg Mason, Inc. .......................................    1,131,370
     53,157            Mellon Bank Corporation ................................    2,664,495
     84,712            Norwest Corporation ....................................    2,499,004
     39,300            State Street Boston Corporation ........................    1,527,788
     67,010            West One Bancorp .......................................    2,847,925
                                                                                ------------
                                                                                  18,873,038
                                                                                ------------
                                BEVERAGES-3.34%
     36,000            Coca-Cola Femsa, S.A., American Depository Receipt .....      648,000
     36,200            PepsiCo, Inc. ..........................................    1,909,550
     58,575            Seagram Company, Ltd. ..................................    2,108,700
                                                                                ------------
                                                                                   4,666,250
                                                                                ------------
                       BUILDING AND FOREST PRODUCTS-1.56%
     49,400            Weyerhauser Company ....................................    2,179,775
                                                                                ------------
                              CAPITAL GOODS-3.58%
     19,150            Emerson Electric Company ...............................    1,364,437
     39,500            GATX Corporation .......................................    1,876,250
     27,650            General Electric Company ...............................    1,748,863
                                                                                ------------
                                                                                   4,989,550
                                                                                ------------
                                CHEMICALS-1.52%
     70,600            Nalco Chemical Company .................................    2,118,000
                                                                                ------------
                            CONSUMER DURABLES-1.03%
     70,000            Fleetwood Enterprises ..................................    1,435,000
                                                                                ------------
                      CONSUMER NON-DURABLES/SERVICES-4.81%
     65,800            Alberto Culver Company, Class A ........................    1,780,537
     30,000            Colgate Palmolive Co. ..................................    2,077,500
     22,390            Nike, Inc. .............................................    1,270,633
     19,550            Proctor and Gamble Company .............................    1,583,550
                                                                                ------------
                                                                                   6,712,220
                                                                                ------------
                         ELECTRONICS/TECHNOLOGY-10.34%
     22,625            Arrow Electronics, Inc.*................................    1,148,219
    113,250            Barra, Inc.* ...........................................    1,670,438
     26,900            DSC Communications Corporation*.........................      995,300
     17,000            Hewlett-Packard Company ................................    1,574,625
     31,000            Microsoft Corporation* .................................    3,100,000
     37,000            Motorola, Inc. .........................................    2,428,125
     44,940            Raytheon Company .......................................    1,960,508
     88,700            Sequent Computer Systems, Inc.* ........................    1,541,163
                                                                                ------------
                                                                                  14,418,378
                                                                                ------------
                                  FOODS-3.33%
     41,800            Campbell Soup Company ..................................    2,189,275
     65,300            Dole Food Company ......................................    2,456,912
                                                                                ------------
                                                                                   4,646,187
                                                                                ------------
                           HEALTH AND MEDICAL-12.45%
     50,400            Abbott Laboratories ....................................    2,003,400
      1,000            American Home Products Corporation .....................       88,625
     34,650            Bausch & Lomb, Inc. ....................................    1,199,756
    116,418            Caremark International, Inc. ...........................    2,401,121
     85,500            FHP International Corporation* .........................    2,073,375
     34,500            Forest Laboratories*....................................    1,427,437
     30,000            Johnson and Johnson ....................................    2,445,000
     87,615            Manor Care, Inc. .......................................    2,869,391
     49,675            Merck and Company, Inc. ................................    2,856,313
                                                                                ------------
                                                                                  17,364,418
                                                                                ------------
                       INDUSTRIAL PRODUCTS/SERVICES-1.52%
     59,800            Crane Company ..........................................    2,115,425
                                                                                ------------
                                INSURANCE-2.77%
     22,882            American International Group, Inc. .....................    1,930,669
     68,800            Integon Corporation ....................................    1,126,600
     34,000            Penncorp Financial Group, Inc. .........................      811,750
                                                                                ------------
                                                                                   3,869,019
                                                                                ------------
                             NATURAL GAS/OILS-7.81%
     54,335            Burlington Resources, Inc. .............................    1,956,060
     16,630            Exxon Corporation ......................................    1,270,116
     20,000            Mobil Corporation ......................................    2,015,000
     66,000            Occidental Petroleum Corporation .......................    1,419,000
     45,000            Phillips Petroleum Company .............................    1,451,250
     39,000            Shell Transport & Trading Company, American Depository
                         Receipt ..............................................    2,778,750
                                                                                ------------
                                                                                  10,890,176
                                                                                ------------
                            POLLUTION CONTROL-1.37%
     78,624            Donaldson Company, Inc. ................................    1,916,460
                                                                                ------------
                                RAILROADS-2.33%
     49,800            Union Pacific Corporation ..............................    3,255,675
                                                                                ------------
                      REAL ESTATE INVESTMENT TRUSTS-3.86%
     50,400            Health Care Property Investors, Inc. ...................    1,707,300
     22,400            Nationwide Health Properties, Inc. .....................      921,200
    108,000            Shurgard Storage Centers, Inc. .........................    2,754,000
                                                                                ------------
                                                                                   5,382,500
                                                                                ------------
                               STEEL & IRON-0.45%
     37,800            Worthington Industries .................................      628,425
                                                                                ------------
                                 TOBACCO-2.62%
     30,000            Phillip Morris Companies, Inc. .........................    2,535,000
     36,600            RJR Nabisco Holdings Corporation .......................    1,125,450
                                                                                ------------
                                                                                   3,660,450
                                                                                ------------
                        TRANSPORTATION & EQUIPMENT-1.27%
     67,750            Expeditors International of Washington, Inc. ...........    1,778,437
                                                                                ------------
                        UTILITIES-GAS AND ELECTRIC-0.61%
     39,020            MCN Corporation ........................................      848,685
                                                                                ------------
                       UTILITIES-TELECOMMUNICATIONS-6.30%
     64,500            AT&T Corporation .......................................    4,128,000
     38,100            GTE Corporation ........................................    1,571,625
     94,800            Lincoln Telecommunications Company .....................    1,635,300
     25,900            SBC Communications, Inc. ...............................    1,447,163
                                                                                ------------
                                                                                   8,782,088
                                                                                ------------
                       TOTAL COMMON STOCKS (cost $99,425,972)                    129,431,118
                                                                                ------------



                       CONVERTIBLE PREFERRED STOCK-2.26%%

                             ELECTRONICS/TECHNOLOGY-1.37%
     28,500            General Motors, Class-E, Series C ......................    1,909,500
                                                                                ------------
                                   INSURANCE-0.89%
     23,000            Integon Corporation ....................................    1,239,125
                                                                                ------------
                       TOTAL CONVERTIBLE PREFERRED STOCK (cost $2,912,758)         3,148,625
                                                                                ------------
  PRINCIPAL
   AMOUNT
------------
                           REPURCHASE AGREEMENT-0.79%
$ 1,104,000            Repurchase agreement with First Boston, collaterized
                       by a U.S. Treasury Note, in a joint trading account at
                       5.90%, dated 10/31/95, due 11/01/95 with a maturity value
                       of $1,104,181 (cost $1,104,000) ........................    1,104,000
                                                                                ------------
                       TOTAL INVESTMENTS (cost $108,562,245)                     138,892,923
                       Other assets ($2,501,012) less liabilities ($1,892,998)       608,014
                                                                                ------------
                       NET ASSETS ............................................. $139,500,937
                                                                                ============

*Non-income producing security

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at October 31, 1995, of $30,330,678, based on aggregate cost of $108,562,245, was composed of gross appreciation of $31,386,618 for investments having an excess of value over cost and gross depreciation of $1,055,940 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $60,671,602 and $45,263,871, respectively, during the year ended October 31, 1995, including purchases and sales of U.S. government securities of $971,563 and $994,297.

See accompanying notes to financial statements.

COMPOSITE NORTHWEST 50 FUND, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES
October 31, 1995


                                                                                    MARKET
  SHARES                                                                             VALUE
-----------                                                                        ----------
                              COMMON STOCKS-98.62%
                            AEROSPACE/DEFENSE-7.39%

    140,137             Boeing Company ........................................ $  9,196,523
     83,750             Precision Castparts Corporation .......................    2,994,063
                                                                                ------------
                                                                                  12,190,586
                                                                                ------------
                              BANK/FINANCE-11.53%
     24,301             Horizon Financial Corp ................................      315,926
     75,300             Safeco Corporation ....................................    4,833,319
    248,382             US Bancorp ............................................    7,358,317
     94,479             Washington Federal, Inc. ..............................    2,161,209
    102,400             West One Bancorp ......................................    4,352,000
                                                                                ------------
                                                                                  19,020,771
                                                                                ------------
                                BEVERAGES-1.07%
     59,700             Redhook Ale Brewery ...................................    1,761,150
                                                                                ------------
                       BUILDING AND FOREST PRODUCTS-8.66%
      9,433             Boise Cascade Corporation .............................      341,946
     15,100             Georgia-Pacific Corporation ...........................    1,245,750
     58,550             Longview Fibre Company ................................      848,975
    109,288             Louisiana Pacific Corporation .........................    2,609,251
     13,500             Pope & Talbot, Inc. ...................................      182,250
    123,400             T.J. International, Inc. ..............................    2,136,363
     85,400             Weyerhauser Company ...................................    3,768,275
     54,500             Willamette Industries .................................    3,161,000
                                                                                ------------
                                                                                  14,293,810
                                                                                ------------
                                CHEMICALS-0.36%
     23,600             Penwest Ltd ...........................................      601,800
                                                                                ------------
                          CONSUMER NON-DURABLES-6.07%
    164,400             Nike, Inc. ............................................    9,329,700
     69,700             Wholesome and Hearty Foods, Inc.* .....................      688,287
                                                                                ------------
                                                                                  10,017,987
                                                                                ------------
                         ELECTRONICS/TECHNOLOGY-25.20%
     48,800             Electro Scientific Industries* ........................    1,512,800
     93,900             Itron, Inc.* ..........................................    2,723,100
     53,372             Fluke Corporation .....................................    1,968,092
     93,100             Lattice Semiconductor Corporation .....................    3,654,175
    294,500             Mentor Graphics Corporation* ..........................    6,184,500
    133,800             Microsoft Corporation* ................................   13,380,000
    216,650             Sequent Computer Systems, Inc.* .......................    3,764,294
    142,000             Tektronix, Inc. .......................................    8,413,500
                                                                                ------------
                                                                                  41,600,461
                                                                                ------------
                            HEALTH AND MEDICAL-3.27%

     90,900             Advanced Technology Laboratories, Inc.* ...............    1,636,200
    154,300             Immunex Corporation* ..................................    1,967,325
     69,800             SpaceLabs Medical, Inc.* ..............................    1,797,350
                                                                                ------------
                                                                                   5,400,875
                                                                                ------------
                       INDUSTRIAL PRODUCTS/SERVICES-2.76%
    138,550             Flow International Corporation* .......................    1,541,369
     64,400             Oregon Steel Mills, Inc. ..............................      917,700
    156,500             Univar Corporation ....................................    2,093,187
                                                                                ------------
                                                                                   4,552,256
                                                                                ------------
                                  MINING-1.08%
     63,350             Coeur d'Alene Mines Corporation .......................    1,069,031
     96,350             Hecla Mining Company* .................................      710,581
                                                                                ------------
                                                                                   1,779,612
                                                                                ------------
                              RETAIL SALES-18.95%
    377,000             Albertson's, Inc. .....................................   12,535,250
    278,425             Price/Costco, Inc.* ...................................    4,733,225
    185,800             Fred Meyer, Inc. ......................................    3,460,525
    169,000             Nordstrom, Inc. .......................................    6,263,563
     79,566             Quality Food Centers, Inc. ............................    1,592,569
     68,500             Starbucks Corporation* ................................    2,688,625
                                                                                ------------
                                                                                  31,273,757
                                                                                ------------
                       TRANSPORTATION AND EQUIPMENT-8.67%
    232,800             Airborne Freight Corporation ..........................    6,111,000
    145,800             Alaska Air Group, Inc.* ...............................    2,168,775
    187,300             Expeditor's International of Washington, Inc. .........    4,916,625
     26,510             PACCAR, Inc. ..........................................    1,106,792
                                                                                ------------
                                                                                  14,303,192
                                                                                ------------
                       UTILITIES-TELECOMMUNICATIONS-1.82%
     63,100             US West Communications Group ..........................    3,005,138
                                                                                ------------

                        UTILITIES-GAS AND ELECTRIC-1.79%
     32,500             Montana Power Company .................................      739,375
     32,000             Portland General Corporation ..........................      868,000
     36,100             Puget Sound Power & Light Company .....................      821,275
     30,800             Washington Water Power Company ........................      531,300
                                                                                ------------
                                                                                   2,959,950
                                                                                ------------
                        TOTAL COMMON STOCKS (cost $106,393,769)                  162,761,345
                                                                                ------------
  Principle
   Amount
-------------
                           REPURCHASE AGREEMENT-1.44%
$ 2,381,000             Repurchase agreement with First Boston,
                        collateralized by a U.S. Treasury Note in a joint trading
                        account at 5.90%,dated 10/31/95,due 11/01/95 with a
                        maturity value of $2,381,390 (cost $2,381,000).........    2,381,000
                                                                                ------------
                        TOTAL INVESTMENTS (cost $108,774,769) .................  165,142,345
                        Other assets ($297,991) less liabilities ($404,050)....     (106,059)
                                                                                ------------
                        NET ASSETS ............................................ $165,036,286
                                                                                ============

* Non-income producing security

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at October 31, 1995 of $56,367,576 based on aggregate cost of $108,774,769 was composed of gross appreciation of $61,542,301 for investments having an excess of value over cost and gross depreciation of $5,174,725 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $14,323,698 and $32,984,401, respectively, during the year ended October 31, 1995.

See accompanying notes to financial statements.

Financial Information
October 31, 1995

                     INDEPENDENT PUBLIC ACCOUNTANTS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF:
     COMPOSITE BOND & STOCK FUND, INC.
     COMPOSITE GROWTH & INCOME FUND
     COMPOSITE NORTHWEST 50 FUND, INC.

  We have audited the accompanying statements of assets and liabilities of Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, and Composite Northwest 50 Fund, Inc., including the investment portfolios, as of October 31, 1995, the related statements of operations for the year then ended and the related statements of changes in net assets for the years ended October 31, 1995 and 1994. For Composite Growth & Income Fund and Composite Northwest 50 Fund, Inc.,we have audited the financial highlights for each of the five years in the period ended October 31, 1995. For Composite Bond & Stock Fund, Inc., we have audited the financial highlights for each of the five fiscal years in the period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirming securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, and Composite Northwest 50 Fund, Inc., as of October 31, 1995, and the results of their operations, the changes in their net assets, and the financial highlights for the above-stated periods in conformity with generally accepted accounting principles.

LEMASTER & DANIELS
CERTIFIED PUBLIC ACCOUNTANTS
SPOKANE, WASHINGTON
NOVEMBER 21, 1995





                      STATEMENTS OF ASSETS AND LIABILITIES
                                October 31, 1995

                                                          COMPOSITE         COMPOSITE         COMPOSITE
                                                         BOND & STOCK    GROWTH & INCOME     NORTHWEST 50
                                                          FUND, INC.          FUND            FUND, INC.
                                                         ------------    ---------------     -------------
ASSETS
Investments at market (identified cost-$180,908,185,
  $108,562,245 and $108,774,769, respectively) ......... $214,955,411      $138,892,923       $165,142,345
Cash ...................................................       42,932            22,995             23,517
Prepaid Expense ........................................       11,415            12,349             17,355
Receivable for:
  Investment securities sold ...........................            -         2,077,231                  -
  Interest .............................................    1,282,079            56,268                392
  Dividends ............................................      292,909           178,596            110,012
  Sale of Fund's shares ................................      162,472           153,573            146,715
                                                         ------------      ------------       ------------
Total assets ...........................................  216,747,218       141,393,935        165,440,336
                                                         ------------      ------------       ------------
LIABILITIES
Payable for:
  Investment securities purchased ......................      466,050         1,731,341            112,170
  Repurchase of Fund's shares ..........................      262,360           113,817            227,607
  Accrued expenses and other payables ..................       54,876            47,840             64,273
                                                         ------------      ------------      -------------
Total liabilities ......................................      783,286         1,892,998            404,050
                                                         ------------      ------------      -------------
NET ASSETS                                               $215,963,932      $139,500,937       $165,036,286
                                                         ============      ============      =============
COMPOSITION OF NET ASSETS
Capital stock, at par .................................. $      8,013      $        953       $         95
Additional paid-in capital .............................  175,870,928       103,707,546        106,963,701
Undistributed net investment income ....................      933,742           293,997             80,057
Accumulated net realized gain ..........................    5,104,023         5,167,763          1,624,857
Net unrealized appreciation of investments .............   34,047,226        30,330,678         56,367,576
                                                         ------------      ------------       ------------
                                                         $215,963,932      $139,500,937       $165,036,286
                                                         ============      ============       ============
SHARES OUTSTANDING ....................................    16,025,061         9,527,392          9,484,494
                                                         ============      ============       ============

CLASS A SHARES:
  Net asset value and redemption price per share
  (net assets of $208,591,929, $130,629,739, and $157,953,013, respectively, for 15,477,791, 8,919,303, and 9,075,219
  shares outstanding, respectively) ...................        $13.48            $14.65             $17.40
                                                         ============      ============       ============
Offering price per share (100/95.5 of net asset value
  per share) ..........................................        $14.12            $15.34             $18.22
                                                         ============      ============       ============
CLASS B SHARES:
  Net asset value, offering price and redemption price
  per share (net assets of $7,372,003, $8,871,198, and
  $7,083,273, respectively, for 547,270, 608,089, and
  409,275, shares outstanding, respectively)...........        $13.47            $14.59             $17.31
                                                         ============       ===========       ============

On sales of $25,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions for Class B shares.

See accompanying notes to the financial statements.



                                                   STATEMENT OF OPERATIONS
                                             For the year ended October 31, 1995

                                                          COMPOSITE         COMPOSITE         COMPOSITE
                                                         BOND & STOCK    GROWTH & INCOME     NORTHWEST 50
                                                          FUND, INC.          FUND            FUND, INC.
                                                         ------------    ---------------     -------------
INVESTMENT INCOME
Income:
  Dividends ............................................  $ 4,590,852       $2,753,193        $2,316,716
  Interest .............................................    5,246,073          419,700            76,213
                                                         ------------    ---------------     -------------
Total income ...........................................    9,836,925        3,172,893         2,392,929
                                                         ------------    ---------------     -------------

Expenses:
  Management fees ......................................    1,230,409          738,064           973,877
  Distribution expenses-Class A ........................      356,379          203,566           279,851
  Distribution expenses-Class B ........................       46,435           49,988            49,126
  Shareholder servicing ................................      194,112          142,648           292,144
  Postage, printing and office expense .................      118,136           90,376           186,141
  Registration and filing fees .........................       28,159           35,850            33,390
  Custodial fees .......................................       39,559           22,297            26,045
  Auditing and legal fees ..............................       14,532           13,085            13,965
  Directors' fees ......................................        8,555            8,555             8,555
  Insurance ............................................        4,337            2,372             3,547
  Expense reimbursement ................................            -                -          (116,742)
                                                         ------------    ---------------     --------------
Total expenses .........................................    2,040,613        1,306,801         1,749,899
Fees paid indirectly ...................................       (5,126)          (3,261)           (4,481)
                                                         ------------    ---------------     --------------
Net expenses ...........................................    2,035,487        1,303,540         1,745,418
                                                         ------------    ---------------     --------------
Net investment income ..................................    7,801,438        1,869,353           647,511
                                                         ------------    ---------------     --------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Realized gain from investment transactions .............    5,091,453        5,167,763         3,535,477
Unrealized appreciation of investments
  during the year ......................................   27,020,438       15,766,081        26,914,344
                                                         ------------    ---------------     --------------
Net realized and unrealized gain
on investments .........................................   32,111,891       20,933,844        30,449,821
                                                         ------------    ---------------     --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..............................  $39,913,329      $22,803,197       $31,097,332
                                                         ============    ===============     ==============

See accompanying notes to the financial statements.


                                                      STATEMENTS OF CHANGES IN NET ASSETS

                              COMPOSITE BOND & STOCK           COMPOSITE GROWTH & INCOME           COMPOSITE NORTHWEST 50
                                   FUND, INC.                            FUND                            FUND, INC.
                              ------------------------          --------------------------       ----------------------------
                              Years ended October 31,            Years ended October 31,          Years ended October 31,
                                1995             1994            1995                1994         1995                1994
                              -------           ------          -------             ------       -------             --------
OPERATIONS
Net investment income ....... $7,801,438       $7,766,340       $1,869,353        $1,411,995     $647,511            $827,456

Realized gain(loss) from
  investment transactions ...  5,091,453        1,382,200        5,167,763         3,331,881    3,535,477          (1,910,618)

Unrealized appreciation
  (depreciation) of investments
  during the year ........... 27,020,438      (11,150,310)      15,766,081         3,238,622   26,914,344           6,230,734
                              ----------       ----------       ----------        ----------   ----------          ----------
Net increase(decrease) in net
  assets resulting from
  operations ................ 39,913,329       (2,001,770)      22,803,197         7,982,498   31,097,332           5,147,572

NET EQUALIZATION (DEBITS)
CREDITS .....................          -          139,287                -           (11,747)           -             (28,319)

DIVIDENDS TO SHAREHOLDERS
  From net investment income:
   Class A .................. (7,611,297)      (7,277,744)      (1,620,482)       (1,375,642)    (691,134)           (831,421)
   Class B ..................   (142,065)         (44,398)         (37,057)           (4,042)      (1,003)                  -
  From net capital gains from
   investment transactions:
   Class A .................. (1,345,096)      (2,302,488)      (3,249,511)       (6,977,882)           -          (6,184,903)
   Class B ..................    (24,534)               -          (82,370)                -            -                   -

NET CAPITAL SHARE
TRANSACTIONS
   Class A ..................(13,056,430)      22,286,387       10,857,705         8,034,226  (24,088,466)        (13,355,105)
   Class B ..................  3,253,167        3,356,766        5,910,393         2,042,751    2,995,582           3,136,108
                             ------------    ------------     ------------      ------------ ------------         ------------
Total increase(decrease) in
  net assets ................ 20,987,074       14,156,040       34,581,875         9,690,162    9,312,311         (12,116,068)

NET ASSETS
Beginning of the year .......194,976,858      180,820,818      104,919,062        95,228,900  155,723,975         167,840,043
                            ------------     ------------     ------------      ------------ ------------        ------------
End of the year ............$215,963,932     $194,976,858     $139,500,937      $104,919,062 $165,036,286        $155,723,975
                            ============     ============     ============      ============ ============        ============
UNDISTRIBUTED NET INVESTMENT
INCOME AT END OF YEAR ......$    933,742     $    885,666     $    293,997      $     82,183 $     80,057            $124,683
                            ============     ============     ============      ============ ============        ============

See accompanying notes to the financial statements.



                                                               FINANCIAL HIGHLIGHTS

                                                                       Class A                                 Class B
                                              --------------------------------------------------- ----------------------------------
COMPOSITE BOND & STOCK
FUND, INC.                                                               Eleven
                                                                         Months       Year          Year        March 30, 1994
                                                Years Ended October 31,  ended        Ended         Ended            to
                                              ------------------------- October 31, November 30,   October 31,    October 31,
                                                1995     1994     1993    1992(3)      1991          1995           1994(4)
                                              -------   -------  ------  -------     -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $ 11.53  $ 12.23   $ 11.27  $ 11.01    $  9.90       $ 11.51         $ 11.49
                                              -------  -------   -------  -------    -------       -------         -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ......................    0.50     0.46      0.48     0.44       0.55          0.39            0.18
 Net Gains (Losses) on Securities
  (both realized and unrealized) ............    2.02    (0.57)     1.06     0.80       1.10          2.03            0.04
                                              -------  -------   -------  -------    -------       -------         -------
   Total From Investment Operations .........    2.52    (0.11)     1.54     1.24       1.65          2.42            0.22
                                              -------  -------   -------  -------    -------       -------         -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income) .....   (0.49)   (0.44)    (0.46)   (0.53)     (0.54)        (0.38)          (0.20)
 Distributions (from capital gains) .........   (0.08)   (0.15)    (0.12)   (0.45)      0.00         (0.08)           0.00
                                              -------  -------   -------  -------    -------       -------         -------
   Total Distributions ......................   (0.57)   (0.59)    (0.58)   (0.98)     (0.54)        (0.46)          (0.20)
                                              -------  -------   -------  -------    -------       -------
NET ASSET VALUE, END OF PERIOD .............. $ 13.48  $ 11.53   $ 12.23  $ 11.27    $ 11.01       $ 13.47         $ 11.51
                                              =======  =======   =======  =======    =======       =======         =======
TOTAL RETURN (1) ............................  22.55%   -0.90%    13.99%   11.92%     16.96%        21.60%           1.94%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($1,000's) .......$208,592  $191,615  $180,281 $102,523   $66,090       $ 7,372         $ 3,362
 Ratio of Expenses to Average Net Assets(5)..   1.02%     1.06%     1.13%    1.13%(6)  1.84%         1.14%           1.77%(6)
 Ratio of Net Income to Average Net Assets ..   3.98%     3.97%     4.01%    4.30%(6)  4.90%         3.10%           3.22%(6)
 Portfolio Turnover Rate(2)..................     32%       25%       19%      15%(6)    35%           32%             25%

(1)  Total Return does not reflect sales charge.  Returns of less than one year are not annualized.
(2)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3)  Change in Fund's fiscal year end.  See note 1.
(4)  From the commencement of offering of Class B shares.
(5)  Ratios for 1995 are based upon total expenses in accordance with Securities and Exchange Commission Release No. FR46 effective
     September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(6)  Annualized.


                                                 FINANCIAL HIGHLIGHTS

                                                                       Class A                                     Class B
                                              -------------------------------------------------------  ----------------------------
COMPOSITE GROWTH &
INCOME FUND                                                                                             Year Ended   March 30, 1994
                                                                YEARS ENDED OCTOBER 31,                 October 31,  to October 31,
                                              -------------------------------------------------------  ------------- --------------
                                                 1995       1994        1993        1992        1991       1995           1994 (3)
                                               -------     -------    -------     -------     -------     -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $  12.71     $ 12.81    $ 12.02     $ 11.86     $  9.18     $ 12.68        $ 12.00
                                               -------     -------    -------     -------     -------     -------        -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ......................     0.22        0.18       0.21        0.29        0.29        0.11           0.05
 Net Gains on Securities
  (both realized and unrealized) ............     2.31        0.85       1.10        0.80        2.69        2.31           0.69
                                               -------     -------     -------     -------     -------    -------        -------
   Total from investment operations .........     2.53        1.03       1.31        1.09        2.98        2.42           0.74
                                               -------     -------     -------     -------     -------    -------        -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income) .....    (0.19)      (0.18)     (0.21)      (0.34)      (0.30)      (0.11)         (0.06)
 Distributions (from capital gains) .........    (0.40)      (0.95)     (0.31)      (0.59)       0.00       (0.40)          0.00
                                               -------      -------     -------     -------     -------   -------         -------
   Total Distributions ......................    (0.59)      (1.13)     (0.52)      (0.93)      (0.30)      (0.51)         (0.06)
                                               -------      -------     -------     -------     -------   -------         -------

 NET ASSET VALUE, END OF PERIOD .............  $ 14.65     $ 12.71    $ 12.81     $ 12.02     $ 11.86     $ 14.59        $ 12.68
                                               =======     =======     =======     =======     =======     =======        =======
TOTAL RETURN (1)  ...........................   20.87%       8.55%     11.06%       9.94%       32.69%      19.95%         6.14%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($1,000's) ....... $130,630     $102,837   $ 95,229     $81,102     $69,365     $ 8,871       $ 2,082
 Ratio of Expenses to Average Net Assets(4)..    1.07%        1.10%      1.17%       1.10%       1.12%       1.91%         1.85%(5)
 Ratio of Net Income to Average Net Assets ..    1.62%        1.45%      1.67%       2.37%       2.73%       0.69%         0.65%(5)
 Portfolio Turnover Rate(2)  ................      39%          34%        54%         18%         26%         39%           34%

(1)  Total Return does not reflect sales charge.  Returns of less than one year are not annualized.
(2)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3)  From the commencement of offering of Class B shares.
(4)  Ratios for 1995 are based upon total expenses in accordance with Securities and Exchange Commission Release No. FR46 effective
     September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(5)  Annualized.

                                                                 FINANCIAL HIGHLIGHTS


                                                                        Class A                                     Class B
                                              -----------------------------------------------------------  ------------------------
COMPOSITE NORTHWEST 50
FUND, INC.                                                                                                   Year    March 30,1994
                                                                  Years Ended October 31,                    Ended        to
                                              ----------------------------------------------------------   October 31,  October 31,
                                                 1995        1994        1993        1992        1991         1995       1994(4)
                                              -------     -------     -------     -------     -------       -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $ 14.30     $ 14.50     $ 14.04     $ 13.45     $  8.43       $ 14.28    $ 14.42
                                              -------     -------     -------     -------     -------       -------     -------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income ......................    0.07        0.08        0.07        0.08        0.07         (0.05)     (0.02)
 Net Gains (Losses) on Securities
  (both realized and unrealized) ............    3.10        0.35        0.46        0.69        5.03          3.08      (0.12)
                                              -------     -------     -------     -------     -------       -------     -------
   Total From Investment Operations .........    3.17        0.43        0.53        0.77        5.10          3.03      (0.14)
                                              -------     -------     -------     -------     -------       -------     -------
 LESS DISTRIBUTIONS
 Dividends (from net investment income) .....   (0.07)      (0.08)      (0.07)      (0.07)      (0.08)         0.00       0.00
 Distributions (from capital gains) .........    0.00       (0.55)       0.00       (0.11)       0.00          0.00       0.00
                                              -------     -------     -------     -------     -------        -------    -------
   Total distributions ......................   (0.07)      (0.63)      (0.07)      (0.18)      (0.08)         0.00       0.00
                                              -------     -------     -------     -------     -------        -------    -------
NET ASSET VALUE, END OF PERIOD ..............  $17.40     $ 14.30      $14.50      $14.04      $13.45        $17.31     $14.28
                                              =======     =======     =======     =======     =======        =======    =======
TOTAL RETURN (1)  ...........................  22.24%       2.97%       3.82%       5.77%      60.49%        21.25%     -0.97%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($1,000's) .......$157,953    $152,622    $168,840    $167,115     $98,754      $ 7,083     $3,102
 Ratio of Expenses to Average Net Assets(3)..   1.10%       1.09%       1.09%       1.11%       1.21%        1.95%      1.96%(5)
 Ratio of Net Income to Average Net Assets ..   0.44%       0.51%       0.48%       0.53%       0.63%        -.45%     -0.39%(5)
 Portfolio Turnover Rate(2)  ................     11%         11%          8%          4%          8%          11%        11%

NOTE:  Figures representing per-share amounts have been adjusted to retroactively reflect a 2-for-1 stock split effective December 29, 1992.
(1) Total return does not reflect sales charges.  Returns of less than one year are not annualized.
(2) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(3) Fund expenses (exluding taxes, interest, portfolio brokerage, and the .75% Class B distribution fee), that exceeded 1.50% of average daily net assets up to $30 million and 1% of such net assets over
    $30 million were reimbursed by the investment adviser, Composite Research & Management Co. Ratios for 1995 are based upon total expenses in accordance with Securities and Exchange Commission Release No. FR46 effective September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(4) From the commencement of offering of Class B shares.
(5) Annualized.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ACCOUNTING POLICIES

  Composite Bond & Stock Fund, Inc., and Composite Equity Series, Inc. (Composite Growth Fund, Inc. prior to February 28, 1995), are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies. Composite Growth & Income Fund is a portfolio of Composite Equity Series, Inc. Composite Northwest 50 Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company.
  On January 28, 1992, the Bond & Stock Fund's Board of Directors approved a change in its fiscal year end to October 31. Accordingly, information for the fiscal year ended October 31, 1992, is presented for the eleven-month period from December 1, 1991.
  The Funds offer both Class A and Class B shares. Class B shares were first offered on March 30, 1994. The two classes of shares differ in their respective sales charges, shareholder servicing agent fees, and distribution and service fees. All shareholders bear the common expenses of the Fund pro rata, based on value of shares outstanding, without distinction between share class. Dividends are declared separately for each class. Neither class has preferential dividend rights; differences in per-share dividend rates are generally due to differences in separate class expenses, including distribution and service fees.
  Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by each Fund in the preparation of its financial statements.

a. Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Boards of Directors, which uses information with respect to last reported sales price for securities traded on a national securities exchange (or reported on the National Association of Securities Dealers Automated Quotation [NASDAQ] National Market System) or securities traded over-the-counter, in determining value. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Boards of Directors.
b. Interest income is earned from the settlement date on securities purchased and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
c.  Each Fund records dividends to shareholders on the record date.
d. Security transactions are accounted for on the trade date (execution date of the order to buy or sell). Realized gain or loss from security transactions and the change in unrealized appreciation or depreciation are determined on the basis of identified cost.
e. Prior to June 1, 1994, each Fund followed the accounting practice of equalization, by which a portion of the proceeds from the sales of Fund shares and costs of repurchases of Fund shares equivalent on a per-share basis to the amount of undistributed net investment income were credited or charged to undistributed income. Effective June 1, 1994, the Funds no longer recognize equalization accounting and the cumulative effect of the change in accounting practice resulted in a reclassification of $395,473 and $351,735 from undistributed net investment income to paid-in capital for the Bond & Stock Fund and Northwest 50 Fund, respectively. The cumulative effect for the Growth & Income Fund was a reclassification of $149,245 from paid-in capital to undistributed net investment income. This change had no effect on the Funds' net assets, net asset value per share, or distributions.
f. Each Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies and distributes taxable income so that no provision for federal income or excise tax is required.
g. In accordance with Securities and Exchange Commission Release No. FR46 effective September 1, 1995, custodian fees have been increased by $5,126, $3,261, and $4,481 for Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, and Composite Northwest 50 Fund, Inc., respectively. Such amounts relate to "expense offset arrangements." The Funds could have otherwise employed the assets to produce income if it had not entered into such arrangements. In accordance with the regulations, such amounts are added to custodian fees actually incurred to arrive at gross custodian fees and then reflected as a deduction, "fees paid indirectly," to derive net expenses. There were no "expense offset arrangements" other than custodian fees.

NOTE 2 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  The amounts of fees and expenses described below are shown on each Fund's statement of operations.
  Management fees were paid by each Fund to Composite Research & Management Co., the investment manager. Management fees for the Bond & Stock Fund and the Growth & Income Fund are equal to an annual rate of .625% of each fund's average daily net assets. Fees are reduced to .50% on average daily net assets in excess of $250 million. The management fee for the Northwest 50 Fund is equal to an annual rate of .625% of the Fund's average net assets. Should the assets of the Fund grow to greater than $500 million, the fee would be decreased. Also, under terms of the Northwest 50's management agreement, the Adviser will reimburse the Fund should Fund expenses (excluding taxes, interest, and portfolio brokerage, and the .75% Class B share distribution fee), exceed in any fiscal year 1.50% of the average daily net assets up to $30 million, and 1% of such net assets over $30 million. For the year ended October 31, 1995, the Fund was reimbursed $116,742 under this agreement.
  Directors' fees and expenses were paid directly by each Fund to directors having no affiliation with the Funds other than in their capacity as directors. Other officers and directors received no compensation from the Funds.
  Shareholder servicing fees were paid to Murphey Favre Securities Services, Inc., (MFSSI) the transfer and shareholder servicing agent, for services incident to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder servicing fees are $1.35 and $1.45 per Class A and Class B shares' accounts, respectively.
  Distribution expenses were paid to Murphey Favre, Inc. (MFI), the principal underwriter and distributor, in accordance with separate Distribution Plans for Class A and Class B. The Funds' Boards of Directors adopted the Plans pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Class A Distribution Plan provides that the Fund will reimburse MFI up to 0.25% of the average daily net assets attributable to Class A shares annually for a portion of its expenses incurred in distributing each Funds' Class A shares, including payments to brokers. The Class B Distribution Plan provides that the Funds will pay MFI a distribution fee, equal to 0.75% annually, and a service fee of 0.25%, of the Funds' average daily net assets attributable to Class B shares.
  For the year ended October 31, 1995, commissions (sales charges paid by investors) on the purchases of Class A shares totaled $471,479, $384,766, and $348,729, of which $471,445, $348,647, and $337,189 was retained by MFI, in the
Bond & Stock Fund, the Growth & Income Fund, and the Northwest 50 Fund, respectively. For the year ended October 31, 1995, MFI received contingent deferred sales charges of $7,413, $8,989, and $11,237 for the Bond & Stock Fund, the Growth & Income Fund, and the Northwest 50 Fund, respectively, upon redemption of Class B shares as reimbursement for sales commissions advanced by MFI at the time of such sales. Also, under the terms of the distribution contracts, MFI will reimburse each Fund if its expenses exceed the most stringent applicable state blue sky limitation. No such reimbursemement was required during the year ended October 31, 1995.


COMPOSITE BOND & STOCK FUND, INC.

Capital stock authorized ..........300,000,000
Designated as:
  Class A .........................200,000,000
  Class B .........................100,000,000

Par value per share ...............    $0.0005

                                                        Class A                           Class B
                                             --------------------------------   ------------------------------
                                                                                   Year         March 30, 1994
                                                                                  Ended                to
                                                   Years ended October 31,       October 31,      October 31,
                                                  1995             1994           1995             1994(1)
                                             ---------------  ---------------   -------------  ---------------
SHARES
Sold .......................................   1,549,537         3,721,199         277,347         297,925
Issued for reinvestment of
  dividends and capital gains ..............     701,393           775,035          12,463           3,880
                                             ---------------  ---------------   -------------  ---------------
                                               2,250,930         4,496,234         289,810         301,805
Reacquired .................................  (3,397,944)       (2,655,584)        (34,621)         (9,724)
                                             ---------------  ---------------   -------------  ---------------
                                              (1,147,014)        1,840,650         255,189         292,081
                                             ===============  ===============   =============  ===============
AMOUNT
Sold ....................................... $19,292,373       $44,066,794      $3,517,987      $3,425,449
Issued for reinvestment of
  dividends and capital gains ..............   8,425,803         9,068,535         164,801          44,237
                                             ---------------  ---------------   -------------  ---------------
                                              27,718,176        53,135,329       3,682,788       3,469,686
Reacquired ................................. (40,774,606)      (30,848,942)       (429,621)       (112,920)
                                             ---------------  ---------------   -------------  ---------------
                                             $(13,056,430)      $22,286,387      $3,253,167      $3,356,766
                                             ===============  ===============   =============  ===============

(1)  From the commencement of offering of Class B shares.



COMPOSITE GROWTH & INCOME FUND

Capital stock authorized ..........40,000,000
Designated as:
  Class A .........................25,000,000
  Class B .........................15,000,000

Par value per share ...............   $0.0001

                                                        Class A                           Class B
                                             --------------------------------   ------------------------------
                                                                                   Year         March 30, 1994
                                                                                  Ended                to
                                                   Years ended October 31,       October 31,      October 31,
                                                  1995             1994           1995             1994(1)
                                             ---------------  ---------------   -------------  ---------------
SHARES
Sold .......................................   1,994,187        1,081,213         477,156         164,120
Issued for reinvestment of
  dividends and capital gains ..............      78,845          649,740           2,070             530
                                             ---------------  ---------------   -------------  ---------------
                                               2,073,032        1,730,953         479,226         164,650
Reacquired .................................  (1,247,093)      (1,069,762)        (35,353)           (434)
                                             ---------------  ---------------   -------------  ---------------
                                                 825,939          661,191         443,873         164,216
                                             ===============  ===============   =============  ===============
AMOUNT
Sold ....................................... $22,670,694       $13,506,652      $6,269,139      $2,044,182
Issued for reinvestment of
  dividends and capital gains ..............   4,557,325         7,873,953         118,471           3,988
                                             ---------------  ---------------   -------------  ---------------
                                              27,228,019        21,380,605       6,387,610       2,048,170
Reacquired ................................. (16,370,314)      (13,346,379)       (477,217)         (5,419)
                                             ---------------  ---------------   -------------  ---------------
                                             $10,857,705        $8,034,226      $5,910,393      $2,042,751
                                             ===============  ===============   =============  ===============

(1)  From the commencement of offering of Class B shares.



COMPOSITE NORTHWEST 50 FUND, INC.

Capital stock authorized ..........10,000,000,000
Designated as:
  Class A ......................... 6,000,000,000
  Class B ......................... 4,000,000,000

Par value per share ...............   $0.00001


                                                         Class A                           Class B
                                             --------------------------------   ------------------------------
                                                                                   Year         March 30, 1994
                                                                                  Ended                to
                                                   Years ended October 31,       October 31,      October 31,
                                                  1995             1994           1995             1994(1)
                                             ---------------  ---------------   -------------  ---------------
SHARES
Sold .......................................   2,053,954         2,500,842         233,910         221,815
Issued for reinvestment of
  dividends and capital gains ..............      43,814           464,931               -               -
                                             ---------------  ---------------   -------------  ---------------
 ...........................................   2,097,768         2,965,773         233,910         221,815
Reacquired                                    (3,693,516)       (3,872,363)        (41,868)         (4,582)
                                             ---------------  ---------------   -------------  ---------------
                                              (1,595,748)         (906,590)        192,042         217,233
                                             ===============  ===============   =============  ===============
AMOUNT
Sold ....................................... $31,637,029       $36,424,187      $3,650,064      $3,203,931
Issued for reinvestment of
  dividends and capital gains ..............     658,565         6,601,068           1,003               -
                                            ---------------  ---------------   -------------  ---------------
                                              32,295,594        43,025,255       3,651,067       3,203,931
Reacquired ................................. (56,384,060)      (56,380,360)       (655,485)        (67,823)
                                            ---------------  ---------------   -------------  ---------------
                                            $(24,088,466)     $(13,355,105)     $2,995,582      $3,136,108
                                            ===============  ===============   =============  ===============

(1)  From the commencement of offering of Class B shares.

NOTE 4 - SHAREHOLDER MEETING RESULTS

A special meeting of the Fund's shareholders was held on March 21, 1995.  Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and abstained, are set forth below:

1.  The Funds' shareholders elected the following nine directors:



                           BOND & STOCK FUND         GROWTH & INCOME FUND           NORTHWEST 50 FUND
                         ----------------------     -----------------------        --------------------
                                      SHARES                      SHARES                       SHARES
                          SHARES    WITHHOLDING      SHARES    WITHHOLDING         SHARES   WITHHOLDING
                          VOTED      AUTHORITY       VOTED      AUTHORITY          VOTED     AUTHORITY
                          "FOR"       TO VOTE        "FOR"       TO VOTE           "FOR"      TO VOTE
                         --------- ------------     ---------  -----------         -------  -----------
Wayne L. Attwood, MD     8,736,364     111,556      4,795,376     63,342           5,234,171    97,419
Kristianne Blake         8,721,506     126,414      4,789,911     68,807           5,221,356   110,234
Anne V. Farrell          8,716,953     130,967      4,791,776     66,942           5,234,305    97,285
Edwin J. McWilliams      8,722,315     125,605      4,786,433     72,285           5,219,672   111,918
Michael K. Murphy        8,735,615     112,305      4,801,217     57,501           5,235,213    96,377
William G. Papesh        8,749,732      98,188      4,802,102     56,616           5,235,006    96,584
Jay Rockey               8,710,427     137,493      4,787,275     71,443           5,218,929   112,661
Leland J. Sahlin         8,739,440     108,480      4,796,603     62,115           5,232,895    98,695
Richard C. Yancey        8,736,020     111,900      4,800,665     58,053           5,235,994    95,596

2.  The Funds' shareholders ratified the selection by a majority of the independent members of the Funds' Board of Directors of
    LeMaster & Daniels as independent accountants for each Fund for the current year, subject to termination at any time without penalty.


                          SHARES            SHARES
                          VOTED             VOTED
                          "FOR"            "AGAINST"        ABSTAINED
                       ------------      -------------     -----------
Bond & Stock Fund .....  8,588,588           38,964           220,368
Growth & Income Fund ..  4,733,495           38,848            86,345
Northwest 50 Fund .....  5,128,856           41,424           161,310


FUND OFFICES
Composite Group of Funds
601 W. Main Avenue, Suite 801
Spokane, WA  99201-0613
Phone:  (509) 353-3550

ADVISER
Composite Research & Management Co.
1201 Third Avenue, Suite 1220   Seattle, WA  98101-3015

DISTRIBUTOR
Murphey Favre, Inc.
1201 Third Avenue, Suite 780    Seattle, WA  98101-3015

CUSTODIAN
Investors Fiduciary Trust Company
127 W. 10th Street  Kansas City, MO  64105-1716

INDEPENDENT PUBLIC ACCOUNTANTS
LeMaster & Daniels
601 W. Riverside, Suite 800    Spokane, WA  99201-0614

COUNSEL
Paine, Hamblen, Coffin, Brooke & Miller
717 W. Sprague Avenue, Suite 1200  Spokane, WA  99204-0464

OFFICERS

PRESIDENT
   William G. Papesh
EXECUTIVE VICE PRESIDENT
   Kerry K. Killinger
VICE PRESIDENTS
   Gene G. Branson
   Douglas D. Springer
VICE PRESIDENT & TREASURER
   Monte D. Calvin
SECRETARY
   John T. West

BOARD OF DIRECTORS

CHAIRMAN
   Leland J. Sahlin
MEMBERS
   Wayne L. Attwood, M.D.
   Kristianne Blake
   Anne V. Farrell
   Edwin J. McWilliams
   Michael K. Murphy
   William G. Papesh
   Jay Rockey
   Richard C. Yancey

This report is submitted for the general information of shareholders of the Funds. For more detailed information about the Funds, their officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

                                     12/95
COMPOSITE GROUP

EQUITY FUNDS

ANNUAL REPORT

October 31, 1995

COMPOSITE BOND &
STOCK FUND, INC.

COMPOSITE GROWTH
& INCOME FUND

COMPOSITE NORTHWEST 50
FUND, INC.

[LOGO]